OCTOBER 28, 2004

                            SUPPLEMENT TO PROSPECTUS
                              DATED AUGUST 1, 2004
                                       OF

                            THE BJURMAN, BARRY FUNDS

      THE FOLLOWING INFORMATION REPLACES THE SECOND PARAGRAPH IN ITS ENTIRETY ON PAGE 1.

BJURMAN, BARRY MID CAP GROWTH FUND seeks capital appreciation through investments in the common stocks of companies with market capitalizations generally between $1 billion and $10 billion at the time of investment.

      THE FOLLOWING PARAGRAPH IS ADDED TO PAGES 3, 4 AND 22.

For the period of June 6, 2001 to June 21, 2004, the investment objective of the Bjurman, Barry Mid Cap Growth Fund (formerly the Bjurman, Barry All-Cap Growth
Fund) was to seek capital appreciation through investments in the common stocks of companies with market capitalizations generally in excess of $300 million at the time of investment. Performance returns during that time period were derived from investments relating to that objective. As of June 21, 2004, the investment objective of that Fund was changed to seek capital appreciation through investments in the common stocks of companies with total market capitalizations generally between $1 billion and $10 billion at the time of investment.

                            THE BJURMAN, BARRY FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                       BJURMAN, BARRY MID CAP GROWTH FUND
                      BJURMAN, BARRY MICRO-CAP GROWTH FUND
                      BJURMAN, BARRY SMALL CAP GROWTH FUND

                                 AUGUST 1, 2004
                           (REVISED OCTOBER 28, 2004)

--------------------------------------------------------------------------------

This Statement of Additional Information dated August 1, 2004 is not a prospectus but should be read in conjunction with the Prospectus of The Bjurman, Barry Funds dated August 1, 2004. The Prospectus may be amended or supplemented from time to time. No investment in shares of either Fund should be made without first reading the Prospectus. This Statement of Additional Information is intended to provide additional information regarding the activities and operations of the Funds. A copy of the Prospectus may be obtained without charge from IFS Fund Distributors, Inc., referred to as the Distributor, or Bjurman, Barry & Associates, referred to as the Adviser, at the addresses and telephone numbers below.

Distributor:                            Adviser:
IFS Fund Distributors, Inc.             Bjurman, Barry & Associates
221 East Fourth Street, Suite 300       10100 Santa Monica Boulevard, Suite 1200
Cincinnati, OH  45202                   Los Angeles, CA 90067-4103
(800) 227-7264                          (310) 553-6577

      NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION OR IN THE PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON
 AS HAVING BEEN AUTHORIZED BY THE TRUST OR ITS DISTRIBUTOR. THE PROSPECTUS DOES
          NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE DISTRIBUTOR
      IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                TABLE OF CONTENTS

                                                                            PAGE
The Trust....................................................................3

Investment Policies and Techniques
   Bankers' Acceptances......................................................4
   Certificates of Deposits..................................................4
   Equity Securities.........................................................4
   Foreign Securities........................................................5
   Time Deposits.............................................................5
   Borrowing.................................................................6
   Loans of Portfolio Securities.............................................6
   Illiquid Securities.......................................................6
   Repurchase Agreements ....................................................7
   Futures...................................................................7
   Other Investments.........................................................7

Investment Restrictions......................................................7

Investment Advisory and Other Services
   Investment Adviser .......................................................9
   Investment Advisory Agreement.............................................9
   Administrator, Transfer Agent and Fund Accountant .......................11
   Distributor .............................................................11

Trustees and Officers.......................................................13
   Compensation Table.......................................................15

Principal Shareholders......................................................16

Net Asset Value.............................................................18

Taxes.......................................................................19

Portfolio Transactions and Brokerage Commissions............................23
   Code of Ethics...........................................................24
   Proxy Voting Policies....................................................24

Performance Information
   In General...............................................................25
   Total Return Calculation.................................................26
   Performance and Advertisements ..........................................26

Policy on Disclosure of Portfolio Holdings..................................28
Other Information...........................................................28
   Purchase and Redemption Orders...........................................28
   Limitations on Trustees' Liability.......................................28
   Independent Accountants..................................................28
   Reports to Shareholders..................................................29

Financial Statements........................................................29

                                    THE TRUST

The Bjurman, Barry Family of Funds, referred to as the Trust, is a diversified open-end management investment company organized as a business trust under the laws of the State of Delaware pursuant to a Trust Instrument dated September 26, 1996, as amended February 11, 1997. The Trust is organized as an open-end, management company which currently offers three series of shares called the Bjurman, Barry Mid Cap Growth Fund, (whose former name, the Bjurman, Barry All Cap Growth Fund, was changed in June 2004), the Bjurman, Barry Micro-Cap Growth Fund (which is closed to new investors) and the Bjurman, Barry Small Cap Growth Fund, referred to individually as a Fund and collectively as the Funds. Each share of a Fund represents an undivided proportionate interest in that Fund.

Each Fund has its own investment objective and policies. If there is a change in a Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. Unless otherwise indicated, all investment practices and limitations of each Fund are nonfundamental policies that may be changed by the Board of Trustees without shareholder approval.

Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interest in the assets belonging to that Fund and the rights of shares of any other Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to a Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

Shares of the Funds have equal voting rights and liquidation rights, and are voted in the aggregate and not by series except in matters where a separate vote is required by the Investment Company Act of 1940, as amended (the "1940 Act"), or when the matter affects only the interest of a particular series. The Trust may add additional classes of shares without shareholder approval. All accounts will be maintained in book entry form and no share certificates will be issued. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

                       INVESTMENT POLICIES AND TECHNIQUES

For a description of each Fund's principal investment strategies and risks, the types of investments each Fund may acquire and certain investment techniques it may employ, see "Investment Objectives," "Investment Policies and Strategies" and "Investment Selection Process" in the Funds' Prospectus.

The following supplements the information contained in the Funds' Prospectus regarding the permitted investments and risk factors and the investment objective and policies of the Funds.

BANKERS' ACCEPTANCES

Each Fund may purchase banker's acceptances, which are negotiable bills of exchange or time drafts drawn on and accepted by a commercial bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' acceptances are used by corporations to finance the shipment and storage of goods and to furnish dollar exchanges. Bankers' acceptances generally mature within six months.

CERTIFICATES OF DEPOSIT

Each Fund may invest in certificates of deposit, which are negotiable interest-bearing instruments with a specific maturity date. Certificates of deposit are issued by U.S. commercial banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit generally carry penalties for early withdrawal.

EQUITY SECURITIES

Equity securities in which the Funds may invest include common stocks, preferred stocks, warrants for the purchase of common stock, debt securities convertible into or exchangeable for common or preferred stock and sponsored or unsponsored American Depository Receipts ("ADRs").

      A WARRANT is a security that gives the holder the right, but not the obligation, to subscribe for newly created securities of the issuer or a related company at a fixed price either at a certain date or during a set period.

      COMMON STOCK is defined as shares of a corporation that entitle the holder to a pro rata share of the profits of the corporation, if any, without a preference over any other shareholder or class of shareholders, including holders of the corporation's preferred stock and other senior equity. Common stock usually carries with it the right to vote, and frequently, an exclusive right to do so. Holders of common stock also have the right to participate in the remaining assets of the corporation after all other claims, including those of debt securities and preferred stock, are paid.

      Generally, PREFERRED STOCK receives dividends prior to distributions on common stock and usually has a priority of claim over common stockholders if the issuer of the stock is liquidated. Unlike common stock, preferred stock does not usually have voting rights; preferred stock, in some instances, is convertible into common stock. In order to be payable, dividends on preferred stock must be declared by the issuer's Board of Directors.

      Dividends on preferred stock typically are cumulative, causing dividends to accrue even if not declared by the Board of Directors. There is, however, no assurance that dividends will be declared by the Board of Directors of issuers of the preferred stocks in which a Fund invests.

FOREIGN SECURITIES

Each Fund may invest in securities of foreign issuers through sponsored and unsponsored ADRs. ADRs are dollar-denominated securities which are listed and traded in the United States, but which represent the right to receive securities of foreign issuers deposited in a domestic or correspondent bank. ADRs are receipts which evidence ownership of underlying securities issued by a foreign corporation. Unsponsored ADRs differ from sponsored ADRs in that the establishment of unsponsored ADRs is not approved by the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current or reliable as the information for sponsored ADRs, and the price of unsponsored ADRs may be more volatile.

Investments in foreign securities involve special risks, costs and opportunities which are in addition to those inherent in domestic investments. Political, economic or social instability of the issuer or the country of issue, the possibility of expropriation or confiscatory taxation, limitations on the removal of assets or diplomatic developments, and the possibility of adverse changes in investment or exchange control regulations are among the inherent risks. Securities of some foreign companies are less liquid, more volatile and more difficult to value than securities of comparable U.S. companies. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Currency fluctuations may affect the net asset value of a Fund by affecting the performance of the ADRs' underlying investments in foreign issuers. Dividends and interest payable on a Fund's foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax law, such taxes may reduce the net return to shareholders. Because of these and other factors, the value of ADRs acquired by a Fund may be subject to greater fluctuation than the value of securities of domestic companies.

TIME DEPOSITS

Each Fund may invest in time deposits, which are non-negotiable receipts issued by banks in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits in excess of seven days with a withdrawal penalty are considered to be illiquid securities. Each Fund will not invest more than 15% of its net assets in illiquid securities, including time deposits.

BORROWING

Each Fund may borrow as a temporary measure for extraordinary purposes or to facilitate redemptions. Each Fund intends to limit such borrowings to no more than 5% of its net assets.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend portfolio securities to broker-dealers and financial institutions provided that (1) the loan is secured continuously by collateral marked-to-market daily and maintained in an amount at least equal to the current market value of the securities loaned; (2) the Fund may call the loan at any time and receive the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities and (4) the aggregate market value of securities loaned by the Fund will not at any time exceed 33% of the total assets of the Fund. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and when, in its judgment, the income to be earned from the loan justifies the attendant risks.

Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral. Therefore, the Funds will only enter into portfolio loans after a review by the Adviser, under the supervision of the Board of Trustees, including a review of the creditworthiness of the borrower. Such reviews will be monitored on an ongoing basis.

ILLIQUID SECURITIES

The Board of Trustees has delegated the function of making day-to-day determinations of liquidity to the Adviser pursuant to guidelines reviewed by the Board of Trustees. The Funds' policy is to limit each Fund's investment in illiquid securities to a maximum of 15% of its net assets at the time of purchase. The Securities and Exchange Commission, referred to as the SEC, has adopted Rule 144A under the Securities Act of 1933, as amended the Securities Act, which permits a Fund to sell restricted securities to qualified institutional buyers without limitation. Each Fund may invest in securities that are exempt from the registration requirements of the Securities Act pursuant to SEC Rule 144A. Those securities purchased pursuant to Rule 144A are traded among qualified institutional buyers, and are subject to a Fund's limitation on illiquid investment. The Adviser, pursuant to procedures adopted by the Trustees of the Trust, will make a determination as to the liquidity of each restricted security purchased by a Fund. If a restricted security is determined to be "liquid," such security will not be included within the category "illiquid securities." The Adviser will monitor the liquidity of securities held by the Funds, and report periodically on such determinations to the Board of Trustees.

Investing in securities under Rule 144A could have the effect of increasing the level of each Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Each Fund will limit its investments in illiquid securities including securities of issuers which the Funds are restricted from selling to the public without registration under the Securities Act to no more than 15% of its net assets (excluding restricted securities eligible for resale pursuant to Rule 144A that have been determined to be liquid by the Trust's Board of Trustees).

REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements with banks or broker-dealers. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller, secured by the securities transferred to that Fund. In accordance with requirements under the 1940 Act, repurchase agreements will be fully collateralized by securities in which a Fund may directly invest. Such collateral will be marked-to-market daily. If the seller of the underlying security under the repurchase agreement should default on its obligation to repurchase the underlying security, a Fund may experience delay or difficulty in recovering its cash. To the extent that, in the meantime, the value of the security purchased has decreased, a Fund could experience a loss. No more than 15% of each Fund's net assets will be invested in illiquid securities, including repurchase agreements that have a maturity of longer than seven days. The financial institutions with whom the Funds may enter into repurchase agreements are banks and non-bank dealers of U.S. Government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers and banks, if such banks and non-bank dealers are deemed creditworthy by the Adviser. The Adviser will continue to monitor the creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement at not less than the repurchase price. The Funds will only enter into a repurchase agreement where the market value of the underlying security, including accrued interest, will at all times be equal to or exceed the value of the repurchase agreement.

FUTURES

Each Fund may buy and sell futures contracts to manage its exposure to changes in securities prices, as an efficient means of adjusting its overall exposure to certain markets, in an effort to enhance income, and to protect the value of portfolio securities. The Funds will not use futures contracts to leverage their assets. Futures contracts deposits may not exceed 5% of each Fund's assets (determined at the time of the transaction) and each Fund's total investment in futures contracts may not exceed 20% of each Fund's total assets.

OTHER INVESTMENTS

Subject to prior disclosure to shareholders, the Board of Trustees may, in the future, authorize the Funds to invest in securities other than those listed here and in the prospectus, provided that such investment would be consistent with the applicable Fund's investment objectives, and that it would not violate any fundamental investment policies or restrictions applicable to the Fund.

                             INVESTMENT RESTRICTIONS

The investment restrictions set forth below are fundamental restrictions and may not be changed without the approval of a majority of the outstanding voting shares, as defined in the 1940 Act, of the Funds. Unless otherwise indicated, all percentage limitations listed below apply at the time of the transaction only. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's total assets will not be considered a violation.

The Adviser will use "FactSet" computer software to categorize the industries in which the Funds invest ("FactSet Codes"). The FactSet Codes that are assigned may or may not correspond to the Standard Industry Codes ("SIC Codes"); however, the Adviser feels that the differences are not substantial enough to affect the percentage of asset restrictions above. In most cases the SIC Codes will match the FactSet Codes. Except as set forth in the Prospectus, the Funds may not:

      1. Purchase securities of any one issuer if, as a result of the purchase, more than 5% of a Fund's total assets would be invested in securities of that issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 15% of a Fund's total assets may be invested without regard to this limitation, and except that this limit does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies;

      2. Purchase any security if, as a result of the purchase, 15% or more of a Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

      3. Issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of one-third of a Fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that a Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes. A Fund will not purchase securities when borrowings exceed 5% of its total assets;

      4. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to one-third of the value of a Fund's net assets but only to secure borrowing for temporary or emergency purposes, such as to effect redemptions;

      5. Make loans, except through loans of securities or through repurchase agreements, provided that, for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interest therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan;

      6. Engage in the business of underwriting the securities of others, except to the extent that a Fund might be considered an underwriter under the Federal securities laws in connection with its disposition of securities; or

      7. Purchase or sell real estate, except that investments in securities of issuers that invest in real estate or other instruments supported by interests in real estate are not subject to this limitation, and except that a Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

The following investment limitations are not fundamental and may be changed without shareholder approval. The Funds do not currently intend to:

      (i) Engage in uncovered short sales of securities or maintain a short position;

      (ii) Purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions;

      (iii) Purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder;

      (iv) Invest in companies for the purpose of exercising control or management;

      (v) Invest in oil, gas or mineral exploration or development programs or leases, except that direct investment in securities of issuers that invest in such programs or leases and investments in asset-backed securities supported by receivables generated by such programs or leases are not subject to this prohibition;

      (vi) Invest in commodities or commodity contracts, except that the Funds may invest in futures contracts, and,

      (vii) Invest more than 5% of their net assets in warrants, including within that amount no more than 2% in warrants which are not listed on the New York or American Stock Exchanges, except warrants acquired as a result of its holdings of common stocks.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

Bjurman, Barry & Associates serves as the Funds' investment adviser and is an investment adviser registered as such under the Investment Advisers Act of 1940, as amended. The Adviser was founded in 1970 and is wholly owned by senior associates. G. Andrew Bjurman and O. Thomas Barry, III own 66 2/3% and 33 1/3%, respectively, of the Adviser and as a result may be deemed to be "control persons" of the Adviser.

INVESTMENT ADVISORY AGREEMENT

The Trust, on behalf of each Fund, and the Adviser has entered into an investment advisory agreement, referred to as the Investment Advisory Agreement. The Investment Advisory Agreement provides that the Adviser shall furnish advice to the Funds with respect to their investments and shall determine what securities shall be purchased or sold by each Fund.

The Investment Advisory Agreement provides that the Adviser shall not be protected against any liability to the Funds or their shareholders by reason of the Adviser's willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The continuance of the Investment Advisory Agreement, after the first two years for each Fund, must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the applicable Fund, and
(ii) by the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreement or "interested persons," as that term is defined in the 1940 Act, of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust, or by a majority of the outstanding shares of the applicable Fund on 60 days' written notice to the Adviser.

In considering whether to approve the continuation of the Advisory Agreement between the Trust and the Adviser, the Board of Trustees requested, and the Adviser furnished, information necessary for a majority of the Trustees, including a majority of the Trustees who are not considered "interested persons" of the Trust, as that term is defined in the 1940 Act, to make the determination that the approval of the Advisory Agreement was in the best interests of each Fund and its shareholders. In approving the Advisory Agreements, and in evaluating the fairness of the compensation to be received by the Adviser pursuant to the Agreement, the Board considered the overall quality of the Adviser's services in light of the fees paid by the Trust. Specifically, the Board's analysis focused on: (1) the nature and quality of services performed by the Adviser for each Fund; (2) the background, education and experience of the Adviser's key investment and operational personnel, including portfolio managers; (3) the stability of the Adviser's staff; (4) the performance of each Fund in comparison to other mutual funds with similar investment approaches; (5) the fees paid under the Advisory Agreement to a sample of advisory fees paid by similarly managed funds; and (6) the profitability of the Adviser. Based on these factors, the Board noted that the each Fund's expenses and advisory fees were relatively lower than that of its peer group, and that each Fund had superior performance in comparison to its peer group. For providing investment advisory services, each Fund pays the Adviser a monthly fee of one twelfth of 1.00% of the Fund's average daily net assets. The Adviser has voluntarily agreed to waive its fees and reimburse Fund expenses to the extent necessary to maintain the total operating expenses, inclusive of distribution expenses, of each Fund at or below 1.80% of each Fund's average daily net assets. Any fees withheld or voluntarily reduced and any Fund expense absorbed by the Adviser voluntarily or pursuant to an agreed upon expense cap which are a Fund's obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in subsequent fiscal years, if the aggregate amount paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Adviser is permitted to be reimbursed only for fee reductions and expenses payments made in the previous three fiscal years, except that it is permitted to look back up to five years and four years, respectively, during the initial six years and seventh year of a Fund's operations. Any potential management fee reimbursement will be disclosed in the footnotes to the Funds' financial statements. At such time as it appears probable that a Fund is able to effect such reimbursement, and such reimbursement is requested by the Adviser and approved by the Board of Trustees, the amount of reimbursement that a Fund is able to effect will be accrued as an expense of that Fund for that current period.

For the fiscal years ended March 31, 2002, 2003 and 2004, the Bjurman, Barry Micro-Cap Growth Fund accrued advisory fees of $2,767,801, $3,347,312 and $7,819,709 respectively. For the period ended March 31, 2004, the Bjurman, Barry Mid Cap Growth Fund (formerly the All Cap Growth Fund) accrued $110,421 in advisory fees; however, in order to reduce the Fund's operating expenses, the Advisor waived its entire advisory fee and reimbursed the Fund $6,893 of expenses. For the fiscal year ended March 31, 2003, the Bjurman, Barry Mid Cap Growth Fund accrued advisory fees of $103,781 and waived its entire fee and reimbursed the Fund $5,659 of expenses. For the period ended March 31, 2002, the Adviser waived $98,848 of its investment advisory fees of the Bjurman, Barry Mid Cap Growth Fund. For the fiscal year ended March 31, 2004, the Bjurman, Barry Small Cap Fund accrued $490,705 in investment advisory fees, of which $49,822 was waived by the Adviser.

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

The Trust has retained Integrated Fund Services, Inc., referred to as Integrated, as the Funds' Transfer Agent, Administrator and Fund Accountant. Pursuant to a Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement, Integrated maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. Integrated receives from each Fund for its services as transfer agent a fee based on the number of shareholder accounts, subject to a monthly minimum.

Pursuant to an Accounting Services Agreement, Integrated also provides accounting and pricing services to the Funds. For calculating each Fund's daily net asset value, or NAV, per share and maintaining such books and records as are necessary to enable Integrated to perform its duties, each Fund pays Integrated a fee based on its average daily net assets.

In addition, Integrated is retained to provide administrative services to the Funds pursuant to an Administration Agreement. In this capacity, Integrated supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. Integrated supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the SEC and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, each Fund pays Integrated a fee based on its average daily net assets. For the fiscal years ended March 31, 2002, 2003 and 2004, Integrated received $318,161, $377,487 and $898,770, respectively, as compensation for services performed as administrator for the Bjurman, Barry Funds.

DISTRIBUTOR

IFS Fund Distributors, Inc., referred to as the Distributor, 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202, serves as principal underwriter for the Funds pursuant to an Underwriting Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Trust shares, but it is not obliged to sell any particular amount of shares. The Distributor is an affiliate of Integrated by reason of common ownership. Tina H. Bloom and Scott A. Englehart are officers of the Trust and the Distributor.

The Underwriting Agreement continues in effect for an initial two year term and will continue from year to year only if such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by the Trust at any time, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Trust on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days' written notice to the Trust. The Underwriting Agreement will automatically terminate in the event of its assignment.

Shares of the Funds are subject to a distribution plan, referred to as the Distribution Plan, pursuant to Rule 12b-1 under the 1940 Act. As provided in the Distribution Plan, each Fund will pay an annual fee of 0.25% of its average daily net assets to reimburse expenses incurred in distributing and promoting sales of the Funds, such as expenses associated with maintaining personnel who distribute shares or render shareholder support services, expenses associated with implementing promotional activities, printing and mailing prospectuses and sales literature to prospective shareholders and expenses associated with obtaining information, analysis and reports needed for marketing and advertising promotions. None of such funds are used to compensate the Distributor. The Distributor or the Fund may make payments under the Distribution Plan to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies, investment counselors and broker-dealers who assist in the distribution of shares of the Funds or provide services to the Funds' shareholders pursuant to service agreements with the Funds. All amounts expended under the Distribution Plan in the fiscal year ended March 31, 2004 were paid to broker-dealers as compensation for their services to client accounts and for their assistance in the distribution of the Funds' shares. The Funds intend to operate the Distribution Plan in accordance with its terms and the Conduct Rules of the National Association of Securities Dealers, Inc. concerning sales charges.

The Distribution Plan will continue in effect from year to year, provided that its continuance is approved at least annually by a vote of the Board of Trustees, including the Trustees who are not "interested persons" of the Trust and have no direct or indirect financial interest in the operation of the Distribution Plan, cast in person at a meeting called for the purpose of voting on such continuance. The Distribution Plan may be terminated at any time, without penalty, by vote of those Trustees that are not interested persons of the Trust or by vote of the holders of a majority of the outstanding shares of a Fund on not more than 60 days' written notice and shall terminate automatically in the event of its assignment. The Plan may not be amended to increase materially the amounts to be spent for the services described herein without approval by the shareholders of the Funds, and all material amendments are required to be approved by the Board of Trustees. Pursuant to the Plan, the Board of Trustees will review at least quarterly a written report of the distribution expenses incurred on behalf of the Funds. The report will include an itemization of the distribution expenses and the purpose of such expenditures. For the fiscal year ended March 31, 2004, the Bjurman, Barry Micro-Cap Growth Fund incurred $1,954,922 of distribution-related expenses pursuant to the Distribution Plan, the Bjurman, Barry Mid Cap Fund incurred $27,605 of distribution-related expenses and the Bjurman, Barry Small Cap Growth Fund incurred $122,676 of distribution-related expenses. No interested person of the Funds or interested Trustee had a direct or indirect financial interest in the operation of the Distribution Plan.

                              TRUSTEES AND OFFICERS

The Trust has a Board of Trustees that establishes the Funds' policies and supervises and reviews the management of the Funds. The day-to-day operations of the Funds are administered by the officers of the Trust and by the Adviser. The Trustees review, among other things, the various services provided by the Adviser to ensure that the Funds' general investment policies and programs are followed and that administrative services are provided to the Funds in a satisfactory manner.

The Board of Trustees has a standing Audit Committee. The Audit Committee's function is to represent and assist the Board of Trustees in discharging its oversight responsibility relating to: the accounting, reporting, and financial practices of the Trust and its subsidiaries, including the integrity of the Trust's financial statements; the surveillance of administration and financial controls and the Trust's compliance with legal and regulatory requirements; the outside auditor's qualifications and independence; and the performance of the Trust's internal audit function and the Trust's outside auditor. The Audit Committee held 3 regularly scheduled meetings and 1 special meeting during the fiscal year ended March 31, 2004.

The Board also has a standing Valuation Committee. The Valuation Committee has responsibility for implementing and carrying out procedures to determine the fair value of the Funds' portfolio securities for which market quotations are not readily available or when otherwise appropriate under emergency or unusual situations. The Valuation Committee held no meetings during the fiscal year ended March 31, 2004.

The Trustees and executive officers of the Funds and their principal occupations for the last five years are set forth below. Each Trustee who is an "interested person," as that term is defined in the 1940 Act, of the Trust is indicated by an asterisk.

G. Andrew Bjurman and O. Thomas Barry III share the office of the presidency of the Trust. They are jointly vested in full executive authority under the Trust's Bylaws.

                                                                                     Number of      Other
                                 Current Position(s)                                 Portfolios in  Directorships
                                 with Trust, Term of                                 Fund Complex   Held by
                                 Office and Length        Principal Occupation(s)    Overseen by    Outside the
Name/Address/Age                 of Time Served           During Last 5 yrs          Trustee        Complex
---------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*:
G. Andrew Bjurman                Co-President;            President, Chief            3             N/A
Bjurman, Barry & Associates      Trustee                  Executive Officer,
10100 Santa Monica Boulevard     (1997-Present)           Bjurman, Barry &
Suite 1200                                                Associates
Los Angeles, CA 90067                                     (1978-Present)
Age: 55

O. Thomas Barry III              Co-President;            Senior Executive            3             N/A
Bjurman, Barry & Associates,     Trustee                  Vice President,
10100 Santa Monica Boulevard     (1997-Present)           Chief Investment
Suite 1200                       Valuation Committee      Officer, Bjurman,
Los Angeles, CA 90067            Member                   Barry & Associates
Age: 59                          (March 2002 -            (1985-Present)
                                 Present)

*"Interested Person," as defined by the 1940 Act, of the Trust because of their affiliation with Bjurman, Barry & Associates, the Trust's investment adviser.

DISINTERESTED TRUSTEES:
Joseph E. Maiolo                 Trustee;                 Principal, INCO             3             N/A
10100 Santa Monica Boulevard     Audit Committee          Commercial
Suite 1200                       Member                   Brokerage
Los Angeles, CA 90067            (March 1997-Present);    (1995-Present)
Age: 66                          Valuation Committee
                                 Member (August 2003-
                                 Present)

William L. Wallace               Trustee; Chairman        Vice President,             3             N/A
10100 Santa Monica Boulevard     of Audit Committee       Wallace Properties
Suite 1200                       (elected July 21, 2004); (1990-Present)
Los Angeles, CA 90067            Valuation Committee
Age: 56                          Member (March 2002-
                                 Present)

Dann V. Angeloff                 Trustee;                 President, The              3             Director of Nicholas/
10100 Santa Monica Boulevard     Audit Committee          Angeloff Company                          Applegate Fund, Inc.;
Suite 1200                       Member                   (1976-Present)                            Director of Public
Los Angeles, CA 90067            (April 2004-Present)                                               Storage, Inc.;
Director                                                                                            of Ready Pac Produce;
Age: 68                                                                                             Director of Retirement
                                                                                                    Capital Group, Inc.;
                                                                                                    Director of SoftBrands,
                                                                                                    Inc.; and Provisional
                                                                                                    Director of SunCal
                                                                                                    Companies

The Audit Committee is the only standing committee of the Board of Trustees. The
Audit Committee's function is to oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; to oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; and to act as a liaison between the Trust's independent auditors and the full Board of Trustees. The Audit Committee held four regularly scheduled meetings during the fiscal year ended March 31, 2004.

OFFICERS OF THE TRUST:
M. David Cottrell                Treasurer                President, Cottrell         N/A            N/A
Bjurman, Barry & Associates      (2003-Present)           & Associates
10100 Santa Monica Boulevard                              (2001-Present); Vice
Suite 1200                                                President & Controller,
Los Angeles, CA 90067                                     Ascent Media Corp.
Age: 47                                                   (2000-2001); Vice
                                                          President Administration,
                                                          The Todd-AO Corporation
                                                          (1997-2000)

Jay S. Fitton                    Secretary                Director of Fund              N/A          N/A
Integrated Fund Services, Inc.   (2004-Present)           Administration,
221 East Fourth Street                                    Integrated Fund
Cincinnati, OH 45202                                      Services, Inc. (The
Age: 34                                                   Trust's administrator
                                                          and transfer agent)
                                                          (2004 - Present);
                                                          Counsel; Integrated Fund
                                                          Services, Inc. (2000-2004)

COMPENSATION OF TRUSTEES

      The following table sets forth information regarding compensation of the Trustees by the Trust, for the fiscal year ended March 31, 2004. Trustees who are interested persons of the Trust do not receive any compensation from the Trust. Each of the other Trustees is paid an annual retainer of $4,500 and a fee of $1,250 per meeting of the Board of Trustees and $500 for each Audit Committee meeting, and is reimbursed for the expenses of attendance of such meetings. The Chairman of the Audit Committee is paid an additional fee of $5,000 per year. Effective February 26, 2004, the Disinterested Trustees are paid an annual retainer of $12,000, a fee of $1,250 per in person Board of Trustees meeting, a fee of $1,000 for each Committee meeting and $1,000 for each telephonic meeting.

                               COMPENSATION TABLE
                        FISCAL YEAR ENDED MARCH 31, 2004

                                                         AGGREGATE COMPENSATION
NAME OF PERSON, POSITION                                     FROM REGISTRANT
================================================================================

G. Andrew Bjurman(1), Trustee and Co-President                     $0
O. Thomas Barry III(1), Trustee and Co-President                   $0
Dann V. Angeloff(2), Trustee                                      $0(3)
Joseph E. Maiolo(2), Trustee,                                    $12,250
William L. Wallace(2), Trustee                                   $14,750

----------
(1) "Interested person," as defined in the 1940 Act, of the Trust because of their affiliation with Bjurman, Barry & Associates, the Trust's investment adviser.
(2)   Member of Audit Committee.
(3)   Mr. Angeloff was elected to the Board of Trustees effective April 1, 2004.

TRUSTEES' OWNERSHIP OF TRUST SHARES (AS OF DECEMBER 31, 2003)

                                     DOLLAR RANGE OF            DOLLAR RANGE OF         DOLLAR RANGE OF
                                     EQUITY SECURITIES IN       EQUITY SECURITIES IN    EQUITY SECURITIES IN
                                     THE BJURMAN, BARRY         THE BJURMAN, BARRY      THE BJURMAN, BARRY
NAME OF TRUSTEE                      MICRO-CAP GROWTH FUND      MID CAP GROWTH FUND     SMALL CAP GROWTH FUND
================================================================================================================
DISINTERESTED TRUSTEES
                Dann V. Angeloff     None                       None                    Over $100,000
                Joseph E. Maiolo     $50,000 - $100,000         $10,001 - $50,000       None
                William L. Wallace   Over $100,000              $10,001 - $50,000       $10,001 - $50,000
INTERESTED TRUSTEES
                G. Andrew Bjurman    Over  $100,000             $10,001 - $50,000       $10,001 - $50,000
                O. Thomas Barry III  Over $100,000              Over $100,000           Over $100,000

MR. ANGELOFF WAS ELECTED TO THE BOARD OF TRUSTEES EFFECTIVE APRIL 1, 2004.

                             PRINCIPAL SHAREHOLDERS

BJURMAN, BARRY MICRO-CAP GROWTH FUND

As of July 3, 2004, the Trustees and officers, as a group, beneficially owned less than 1.00% of the Fund.

The following table sets forth, as of July 3, 2004, the persons known to the Funds to own of record or beneficially more than 5% of the outstanding voting shares of the Micro-Cap Growth Fund:

NAME & ADDRESS                                              PERCENTAGE
--------------                                              ----------

Charles Schwab & Co., Inc.(1)                               53.06%
For the Benefit of Customers
101 Montgomery Street
San Francisco, CA 94104

National Financial Services Corp.(2)                        18.85%
For the Benefit of Customers
200 Liberty Street
One World Financial
New York, NY 10281

National Investor Services Corp.(3)                         5.93%
For the Benefit of Exclusive Customers
55 Water Street; 32nd Floor
New York, NY 10041

BJURMAN, BARRY MID CAP GROWTH FUND

The following table sets forth, as of July 3, 2004, the persons known to the Funds to own of record or beneficially more than 5% of the outstanding voting shares of the Mid Cap Growth Fund and the ownership of such shares by all officers and Trustees as a group:

NAME & ADDRESS                                              PERCENTAGE
--------------                                              ----------

Charles Schwab & Co., Inc.(1)                               52.65%
For the Benefit of Customers
101 Montgomery Street
San Francisco, CA 94101

National Financial Services Corp.(2)                        10.40%
For the Benefit of Customers
200 Liberty Street
One World Financial
New York, NY 10281

O. Thomas Barry III                                         5.14%(4)
10100 Santa Monica Boulevard
Suite 1200
Los Angeles, CA 90067

All Trustees and Executive Officers as a                    6.17%(5)
Group (7 persons)

BJURMAN, BARRY SMALL CAP GROWTH FUND

As of July 3, 2004, the Trustees and officers, as a group, beneficially owned less than 1% of the Fund.

The following table sets forth, as of July 3, 2004, the persons known to the Funds to own of record or beneficially more than 5% of the outstanding voting shares of the Small Cap Growth Fund:

NAME & ADDRESS                                              PERCENTAGE
--------------                                              ----------

Charles Schwab & Co., Inc.(1)                               38.46%
For the Benefit of Customers
101 Montgomery Street
San Francisco, CA 94104

National Financial Services Corp.(2)                        14.33%
For the Benefit of Customers
200 Liberty Street
One World Financial
New York, NY 10281

Prudential Securities Inc.(6)                               10.98%
For the Benefit of Customers
1 New York Plaza
New York, NY 10292

(1) Charles Schwab & Co., Inc. is a discount broker-dealer acting as a nominee for registered investment advisers whose clients have purchased shares of the Fund and also holds shares for the benefit of its clients.

(2) National Financial Service Corp. is a broker-dealer holding shares for the benefit of its clients.

(3) National Investor Services Corp. is a broker-dealer holding shares for the benefit of its clients.

(4) Includes 33,087.390 shares held by the Adviser's profit-sharing plan, of which Mr. Barry is a trustee sharing voting control over such shares. Mr. Barry disclaims beneficial ownership of such shares.

(5) Includes 33,087.390 shares held by the Adviser's profit-sharing plan, of which Messrs. Barry and Bjurman are trustees sharing voting control over such shares. Messrs. Barry and Bjurman disclaim beneficial ownership of such shares. Also includes 1,795.124 shares owned by Trustee William L. Wallace's children. Mr. Wallace disclaims beneficial ownership of such shares.

(6) Prudential Securities, Inc. is a broker-dealer holding shares for the benefit of its clients.

                                 NET ASSET VALUE

Shares of each Fund are sold, redeemed and exchanged at a price equal to that Fund's net asset value per share, or NAV. The Funds' Prospectus describes in detail which day's NAV is used to price a transaction depending on the timing of our receipt of your purchase, redemption or exchange order.

The net asset value per share is computed by dividing the value of the assets of a Fund, less its liabilities, by the number of shares outstanding.

Portfolio securities are valued and net asset value per share is determined as of the close of regular trading on the New York Stock Exchange, referred to as NYSE, which currently is 4:00 p.m., Eastern time, on each day the NYSE is open for trading. The NYSE is open for trading every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. Additionally, if any of the aforementioned holidays fall on a Saturday, the NYSE will not be open for trading on the preceding Friday and when such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

                                      TAXES

The following is a general summary of certain material tax considerations applicable to the Funds and their shareholders. This summary does not purport to be a complete description of such considerations. For example, it does not include certain considerations that may be relevant to holders subject to special treatment, including shareholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, pension plans and trusts, and shareholders that are not United States residents for United States federal income tax purposes. This summary assumes that shareholders hold their shares in the Funds as capital assets within the meaning of the Internal Revenue Code (the "Code"). The discussion is based upon the Code, Treasury regulations and administrative and judicial interpretations, each as of the date hereof and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax.

TAXATION AS A RIC

         QUALIFICATION AS A RIC. Each Fund has qualified and intends to continue to qualify as a regulated investment company ("RIC") under Subchapter M of the Code. If a Fund qualifies as a RIC and satisfies certain distribution requirements (referred to as the "Annual Distribution Requirement"), the Fund will not be subject to federal income tax on the portion of its "investment company taxable income" and net capital gain that it distributes to shareholders. In order to qualify as a RIC, the Fund must, among other things:

      o derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to its business of investing in such stock or securities; and

      o diversify its holdings so that at the end of each quarter of the taxable year: (a) at least 50% of the value of its assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities, with other securities limited in respect of any one issuer to an amount not more than 5% of the value of a Fund's total assets and not more than 10% of the outstanding voting securities of the issuer; and (b) no more than 25% of the value of its assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled by the Fund and that are engaged in the same or similar or related trades or businesses. We refer to these tests as the "Diversification Tests."

      To satisfy the Annual Distribution Requirement, a Fund must distribute to its shareholders, for each taxable year, at least 90% of the sum of its (a) "investment company taxable income" determined without regard to the deduction for dividends paid and (b) net tax exempt interest.

      EXCISE TAXES. A Fund will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to its shareholders. In addition, the Fund will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless it distributes in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for each calendar year, (2) 98% of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted to elect and so elects) and (3) any income realized, but not distributed, in preceding years. We refer to this distribution requirement as the "Excise Tax Avoidance Requirement." While we currently intend to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement, it is possible that we will not be able to make sufficient distributions in order to avoid such tax.

      FUND INVESTMENTS. Each Fund may make investments or engage in transactions that affect the character, amount and timing of gains or losses it realizes. Each Fund may make investments that produce income that is not matched by a corresponding cash receipt by the Fund. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Such investments may require a Fund to borrow money or dispose of other securities in order to comply with those requirements. If we dispose of assets in order to meet the Diversification Tests, the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

      If any Fund acquires an equity interest in a passive foreign investment company (PFIC), it could become liable for U.S. federal income tax and additional interest charges upon the receipt of certain distributions from, or the disposition of its investment in, the PFIC, even if all such income or gain is timely distributed to its shareholders. An election may generally be available to these Funds that would ameliorate these adverse tax consequences. However, such an election could also require these Funds to recognize income (which would have to be distributed to the Funds' shareholders to avoid a tax on the Funds) without any distribution from the PFIC of cash corresponding to such income and could result in the treatment of capital gains as ordinary income.

      FAILURE TO QUALIFY AS A RIC. If a Fund is unable to qualify for treatment as a RIC, it would be subject to tax on all of its taxable income at regular corporate rates. The remainder of this discussion assumes that each of the Funds qualifies as a RIC and satisfies the Annual Distribution Requirement.

TAXATION OF SHAREHOLDERS

      DISTRIBUTIONS OF INVESTMENT COMPANY TAXABLE INCOME. Distributions of "investment company taxable income" (which is, generally, ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to shareholders to the extent of current or accumulated earnings and profits of the Fund. Distributions of "investment company taxable income" that are made to a non-corporate shareholder before January 1, 2009, and that are designated as "qualified dividend income" will generally be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by the Fund (e.g., dividends received from domestic corporations and certain qualified foreign corporations, including foreign corporations eligible for benefits under certain U.S. income tax treaties or foreign corporation the stock of which is readily tradable on an established U.S. securities market). In addition, the Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of investment company taxable income that are not designated as qualified dividend income or capital gain dividends will generally be taxable to shareholders at ordinary income rates. Dividends paid by a Fund to a corporate shareholder may qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of dividends received by the Fund from certain domestic corporations for the taxable year.

      CAPITAL GAIN DISTRIBUTIONS. Each Fund may either retain or distribute to shareholders its net capital gain for each taxable year. If net capital gain is distributed and designated as a "capital gain dividend," it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009, is generally taxed at a maximum rate of 15% if the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed as ordinary income. Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the applicable corporate tax rate. In such a case, the Fund may elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

      OTHER DISTRIBUTIONS. Distributions by a Fund that do not constitute qualified dividend income, ordinary income dividends or capital gain dividends will generally be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

      DIVIDEND REINVESTMENT. Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a cash distribution and reinvesting the cash in additional shares at NAV. The shareholder will have an adjusted basis in the additional shares purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the shareholder's account. In addition, prospective investors in a Fund should be aware that distributions from the Fund will, all other things being equal, have the effect of reducing the net asset value of the Fund's shares by the amount of the distribution. If the net asset value is reduced below a shareholder's cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

      INFORMATION REPORTING AND TIMING OF DIVIDEND INCLUSION. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year, including the portion of dividends paid that qualify for the reduced tax rate. Ordinarily, shareholders are required to take taxable distributions by a Fund into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

      SALE, EXCHANGE, OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale, exchange or redemption of shares in a Fund in an amount equal to the difference between the proceeds of the sale, exchange or redemption and the shareholder's adjusted tax basis in the shares. In general, any gain or loss arising from (or treated as arising from) the sale, exchange or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, all or a portion of any loss recognized may be disallowed if the shareholder acquires other shares of the Fund (whether through reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before such disposition. In addition, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains deemed received with respect to) such shares.

      BACKUP WITHHOLDING. We may be required to withhold federal income tax currently at a rate of 28% from all taxable distributions to any non-corporate U.S. shareholder who fails to furnish us with a correct taxpayer identification number or a certificate that such shareholder is exempt from backup withholding or otherwise fails to establish that he or she is not subject to backup withholding. Any amount withheld under backup withholding is allowed as a credit against the U.S. shareholder's federal income tax liability.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

The Funds do not have an obligation to place orders with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Most transactions will be effected on a net cost basis through brokers who make markets in the stock being purchased or sold. Subject to policies established by the Trustees, the Adviser is responsible for placing the orders to execute transactions for the Funds. In placing orders, it is the policy of the Funds to seek to obtain the best execution taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, the firm's risk in positioning the securities involved, the Adviser's past experience in placing orders through the firm, and the firm's research capabilities. While the Adviser generally seeks reasonably competitive spreads, the Funds will not necessarily be paying the lowest spread available for a particular transaction. Subject to policies established by the Board of Trustees, however, the Adviser may cause a Fund to pay a broker-dealer a commission in excess of the amount of commission another broker-dealer would have charged if the Adviser determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such broker-dealer.

For the fiscal years ended March 31, 2002, 2003 and 2004, the Bjurman, Barry Micro-Cap Growth Fund incurred total brokerage commissions of $569,117, $1,164,230 and $2,812427, respectively. For the fiscal years ended March 31, 2002, 2003 and 2004, the Bjurman, Barry Mid Cap Growth Fund incurred total brokerage commissions of $34,813, $48,122 and $73,361, respectively. For the fiscal year ended March 31, 2004, the Bjurman, Barry Small Cap Growth Fund incurred $515,401 in total brokerage commissions. Due to the rapid growth of the Micro-Cap Growth Fund's assets from the fiscal year ended March 31, 2000 to the fiscal year ended March 31, 2004, its trade volume, and therefore the amount of brokerage commissions paid, significantly increased from prior years. All commissions paid are reviewed quarterly by the Board of Trustees of the Trust.

The Funds and the Adviser may direct portfolio transactions to persons or firms because of research and investment services provided by such persons or firms if the commissions or spreads on the transactions are reasonable in relation to the value of the investment information provided. Among such research and investment services are those that brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on companies and industries. Such research provides lawful and appropriate assistance to the Adviser in the performance of its investment decision-making responsibilities. The Adviser may use these services in connection with all of its investment activities, and some services obtained in connection with the Funds' transactions may be used in connection with other investment advisory clients of the Adviser, including other mutual funds and other series of the Trust. During the fiscal year ended March 31, 2004, the amount of brokerage transactions and related commissions for the Bjurman, Barry Micro-Cap Growth Fund, the Bjurman, Barry Mid Cap Growth Fund and the Bjurman, Barry Small Cap Growth Fund directed to brokers due to research services provided were $73,581.64, $4,595.99 and $8,173.22, respectively.

The Funds may invest in securities that are traded exclusively in the over-the-counter market. The Funds may also purchase securities listed on a national securities exchange through the "third market" (i.e., through markets other than the exchanges on which the securities are listed). When executing transactions in the over-the-counter market or the third market, the Adviser will seek to execute transactions through brokers or dealers that, in the Adviser's opinion, will provide the best overall price and execution so that the resultant price to the Fund for which the trade is being executed is as favorable as possible under prevailing market conditions.

It is not the Funds' practice to allocate brokerage or principal business on the basis of sales of its shares that may be made through brokers or dealers. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Funds to clients.

It is possible that purchases or sales of securities for a Fund also may be considered for other clients of the Adviser or its affiliates, including the other series of the Trust. Any transactions in such securities at or about the same time will be allocated among the Fund(s) and such other clients in a manner deemed equitable to all by the Adviser, taking into account the respective sizes of the Fund(s) and the other clients' accounts, and the amount of securities to be purchased or sold. It is recognized that it is possible that in some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund(s) is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower commissions will be beneficial to the Fund(s).

REDEMPTION IN KIND. Under unusual circumstances, when the Board of Trustees deems it in the best interests of a Fund's shareholders, a Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken as current value. If any such redemption in kind is to be made, the Fund intends to make an election pursuant to Rule 18f-1 under the Investment Company Act of 1940. This election will require the Fund to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Fund during any 90-day period for any one shareholder. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable.

CODE OF ETHICS. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 act that permits Fund personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Funds. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the SEC.

PROXY VOTING POLICIES. The Trust has delegated to the Adviser the authority to vote proxies of companies held in the Funds' portfolio. The Adviser recognizes that it is a fiduciary that owes its clients, including the Funds it manages, a duty of utmost good faith and full and fair disclosure of all material facts. The Adviser has implemented written Proxy Voting Policies that are designed to reasonably ensure that the Adviser votes proxies in the best interests of its clients, including the Funds.

The Adviser seeks to avoid material conflicts of interests by using an independent third-party, Institutional Shareholder Services Inc. ("ISS"), to vote proxies in accordance with detailed, pre-determined written proxy voting guidelines (the "Voting Guidelines") in an objective and consistent manner across client accounts. The voting process involves an assessment performed by ISS in accordance with the Voting Guidelines. The Adviser reviews all proxies and the recommendations of ISS in formulating its vote, but the ultimate voting decision belongs to the Adviser. In the event that the Adviser votes against ISS recommendations, documentation must be prepared to describe the basis for the decision and to substantiate that the Adviser's clients' interests were not subrogated to its own.

The Voting Guidelines address issues involving board of directors, proxy contest defenses, election of auditors, tender offer defenses, miscellaneous governance provisions, capital structure, executive and director compensation, mergers and corporate restructuring, mutual fund proxies and social and environmental issues.

On or before August 31, 2004, information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge upon request by calling 1-800-227-7264 (toll free) or visiting the Funds' website at www.BjurmanBarry.com or the website of the SEC at www.sec.gov.

                             PERFORMANCE INFORMATION

From time to time, the Funds may advertise certain information about their performance. Each Fund may include its yield and total return in reports to shareholders or prospective investors. Quotations of yield for a Fund will be based on all investment income per share during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula which is prescribed by the SEC:

                                         6
                  YIELD = 2 [( a - b + 1)  - 1]
                               -----
                                cd

Where:  a = dividends and interest earned during the period;
        b = expenses accrued for the period (net of reimbursements);
        c = the average daily number of shares of a Fund outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of one, five and ten years (up to the life of such Fund), calculated pursuant to the following formula which is prescribed by the SEC:

               n
         P(1+T)  = ERV

Where:   P = a hypothetical initial investment of $1,000;
         T = average annual total return
         n = the number of years; and
         ERV = the ending redeemable value of a hypothetical $1,000 investment made at the beginning of the period.

Such total return figures show the average annual percentage change in value of an investment in such Fund from the beginning date of the measuring period to the end of the measuring period. These figures reflect changes in the price of such Fund's shares and assume that any income dividends and/or capital gains distributions made by that Fund during the period were reinvested in shares of such Fund. When considering "average" total return figures for periods longer than one year, it is important to note that a Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period.

Quotations of average annual total return after taxes on distributions and of average annual total return after taxes on distributions and redemptions will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund (after accounting for the payment of taxes on distributions and the payment of taxes on distributions and redemptions, respectively) over periods of one, five and ten years (up to the life of such
Fund).

Average annual total return after taxes on distributions is calculated pursuant to the following formula, which is prescribed by the SEC:

               n
         P(1+T)  = ATV
                      D

Where:   P      =   a hypothetical initial payment of $1,000.
         T      =   average annual total return (after taxes on distributions).
         n      =   number of years.
         ATV    =   ending value of a hypothetical $1,000 payment made
            D       at the beginning of the 1-, 5-, or 10-year periods at
                    the end of such periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

Average annual total return after taxes on distributions and redemption is calculated pursuant to the following formula, which is prescribed by the SEC:

               n
         P(1+T)  = ATV
                      DR

Where:   P        =  a hypothetical initial payment of $1,000.
         T        =  average annual total return (after taxes
                     on distributions and redemption).
         n        =  number of years.
         ATV      =  ending value of a hypothetical $1,000 payment made at the
            DR       beginning of the 1-, 5-, or 10-year periods at the end of
                     such periods (or fractional portion), after taxes on fund distributions and redemption.

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The Bjurman, Barry Funds' average annual total returns, average annual total returns after taxes on distributions and average annual total returns after taxes on distributions and redemptions for the period ended March 31, 2004 are as follows:

                                                                      Since
                                          1 Year  3 Years  5 Years  Inception(1)
                                          ------  -------  -------  ------------

BJURMAN, BARRY MICRO-CAP GROWTH FUND
Return Before Taxes                       73.17%   21.85%   32.20%    29.71%
Return After Taxes on Distribution(2) 73.17% 21.85% 31.47% 29.20% Return After Taxes on Distributions
  And Sale of Fund Shares(3)              47.56%   19.06%   28.51%    26.84%

                                                 Since
                                              Inception(1)
                                              ------------

BJURMAN, BARRY SMALL CAP GROWTH FUND
(CUMULATIVE)
Return Before Taxes                             40.30%
Return After Taxes on Distribution(2)           40.30%
Return After Taxes on Distributions
  And Sale of Fund Shares                       26.20%

                                                                   Since
                                                     1 Year      Inception(1)
                                                     ------      ------------

BJURMAN, BARRY MID CAP GROWTH FUND(4)
Return Before Taxes                                  39.46%        -0.75%
Return After Taxes on Distribution(2)                39.46%        -0.75%
Return After Taxes on Distributions
  And Sale of Fund Shares                            25.65%         -064%

(1) The Bjurman, Barry Micro-Cap Growth Fund commenced operations on March 31, 1997. The Bjurman, Barry Small Cap Growth Fund commenced operations on May 12, 2003. The Bjurman, Barry Mid Cap Growth Fund commenced operations on June 6, 2001.
(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown above. After-tax returns do not apply to investors who hold shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan.
(3) When the "Return After Taxes on Distributions and Sale of Fund Shares" is higher, it is because of realized losses. If a capital loss occurs upon the redemption of the Fund's shares, the capital loss is recorded as a tax benefit, which increases the return and translates into an assumed tax deduction that benefits the shareholder.

(4) For the period of June 6, 2001 to June 21, 2004, the investment objective of the Bjurman, Barry Mid-Cap Growth Fund (formerly the Bjurman, Barry All-Cap Growth Fund) was to seek capital appreciation through investments in the common stocks of companies with market capitalizations generally in excess of $300 million at the time of investment. Performance returns during that time period were derived from investments relating to that objective. As of June 21, 2004, the investment objective of that Fund was changed to seek capital appreciation through investments in the common stocks of companies with total market capitalizations of between $1 billion and $10 billion at the time of investment.

                   POLICY ON DISCLOSURE OF PORTFOLIO HOLDINGS

Each Fund's ten largest portfolio investments as of the end of each month are disclosed on our website (http://www.bjurmanbarry.com/site/html/org.htm) on a monthly basis. These holdings as of the end of each month are generally posted on our website within the first seven business days of the following month, and such posting will replace the previous month's list of holdings. We will also disclose some of this same information in marketing materials, but we do not disclose any additional information concerning our investments or holdings to any third parties.

                                OTHER INFORMATION

PURCHASE AND REDEMPTION ORDERS

Approved brokers for the Funds are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf.

LIMITATIONS ON TRUSTEES' LIABILITY

The Trust Instrument provides that a Trustee shall be personally liable only to the Trust for any act, omission or obligation of the Trust or Trustee. A Trustee will not be liable for any act or omission of any officer, employee, agent or investment adviser of the Trust. The Trust Instrument also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Trust Instrument that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Trust Instrument shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. All Trustees' liability is further subject to the limitations imposed by the 1940 Act.

INDEPENDENT AUDITORS

Deloitte & Touche LLP, 350 South Grand Ave., Suite 200, Los Angeles, California, 90071-3462, has been selected as the independent accountants for the Funds. Deloitte & Touche LLP provides audit and tax services. The books of the Funds will be audited at least once a year by Deloitte & Touche LLP.

LEGAL COUNSEL

Gibson, Dunn & Crutcher LLP, 333 South Grand Ave., Los Angeles, California, 90071-3197, serves as the legal counsel for the Funds.

REPORTS TO SHAREHOLDERS

Shareholders will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by the Funds' independent accountants. Inquiries regarding the Funds may be directed to Integrated Fund Services, Inc. at 1-800-227-7264.

                              FINANCIAL STATEMENTS

The Bjurman, Barry Funds' audited annual financial statements, including the notes thereto, dated March 31, 2004, are incorporated by reference from the Funds' March 31, 2004 Annual Report to Shareholders.